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                                                                    Exhibit 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports, which appear in the Company's Proxy Statement dated April 12, 1999.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Miami, Florida
August 25, 1999